Exhibit 99.1

November 2020 INVESTOR PRESENTATION \

1 This presentation is provided for informational purposes only to assist interested parties in evaluating a potential business co mbination (the “proposed business combination”) between CarLotz , Inc. (“ CarLotz ”) and Acamar Partners Acquisition Corp. (“ Acamar Partners”) and related transactions and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will CarLotz , Acamar Partners or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, e mp loyees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reli anc e on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection the rewith. Industry and market data used in this presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes. Neither CarLotz nor Acamar Partners has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or comp le teness. This data is subject to change. In addition, this presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of CarLotz or the proposed business combination. Viewers of this presentation should each make their own evaluation of CarLotz and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward Looking Statements Information in this presentation represents current expectations relating to transaction structure and is subject to further dis cussion and negotiation of definitive documentation in its entirety. This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private S ecurities Litigation Reform Act of 1995. Forward - looking statements may be identified by the use of words such as “estimate,” “p lan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matter s. These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the transaction and the potential success of CarLotz ’ strategy, and expectations related to the terms and timing of the transaction. These statements are based on various assumpti ons , whether or not identified in this presentation, and on the current expectations of CarLotz ’ and Acamar Partners’ management and are not predictions of actual performance. These forward - looking statements are provided for illustrat ive purposes only and are not intended to serve, and must not be relied on by any investor, as a guarantee, assurance, predic tio n or definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from the underlying assumptions. Many actual events and cir cumstances are beyond the control of CarLotz and Acamar Partners. These forward - looking statements are subject to a number of risks and uncertainties, including: ( i ) changes in business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combinatio n, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated condi tio ns that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Acamar Partners or CarLotz is not obtained; (iii) failure to realize the anticipated benefits of the proposed business combination; (iv) risks relating to the uncertainty of the projected financial information with respect to CarLotz ; (v) risks related to CarLotz ’ business and the timing of projected business milestones; (vi) the effects of competition on CarLotz ’ future business; (vii) the impact of the Covid - 19 pandemic or future outbreaks of a similar nature on the business and operation s of CarLotz ; (viii) the number of redemption requests made by Acamar Partners’ public stockholders; (ix) the ability of Acamar Partners or the combined company to issue equity or equity - linked securities in connection with the proposed business combinatio n or in the future, and those factors discussed in documents of Acamar Partners filed on or prior to the date of this presentation, or to be filed, with the Securities and Exchange Commission (“SE C” ). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by thes e f orward - looking statements. There may be additional risks that neither Acamar Partners nor CarLotz presently know or that Acamar Partners and CarLotz currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements. In addition, forward - looking statements reflect Acamar Partners’ and CarLotz ’ expectations, plans or forecasts of future events and views as of the date of this presentation. Acamar Partners and CarLotz anticipate that subsequent events and developments will cause Acamar Partners’ and CarLotz ’ assessments to change. However, while Acamar Partners and CarLotz may elect to update these forward - looking statements in the future, each of Acamar Partners and CarLotz specifically disclaims any obligation to do so. These forward - looking statements should not be relied upon as representing Acamar Partners’ and CarLotz ’ assessments as of any date subsequent to the date of this presentation. Accordingly, you should not place undue reliance on t he forward - looking statements. Use of Projections and Description of Key Partnerships This presentation contains projected financial information with respect to CarLotz . Such projected financial information constitutes forward - looking information, is included for illustrative purposes only and s hould not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such pro jec ted financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competiti ve and other risks and uncertainties that could cause actual results to differ materially from those contained in the forward - looki ng financial information. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presenta tio n should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent auditors of Acamar Partners and of CarLotz did not audit, review, compile or perform any procedures with respect to the projections for the purpose of their inclusion i n this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect th ereto for the purpose of this presentation. Financial Information; Non - GAAP Financial Measures The financial information and data contained in this presentation has not been audited and does not conform to Regulation S - X. A ccordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any prox y s tatement, registration statement or prospectus to be filed by Acamar Partners with the SEC. Some of the financial information and data contained in this presentation, such as EBITDA and EBITDA margin, have no t b een prepared in accordance with United States generally accepted accounting principles (“GAAP”). EBITDA is defined as net ear nin gs (loss) before interest expense, income tax expense (benefit), depreciation and amortization. Acamar Partners and CarLotz believe these non - GAAP measures of financial results provide useful information to management and investors regarding certain f inancial and business trends relating to CarLotz ’ financial condition and results of operations. Acamar Partners and CarLotz believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in a nd in comparing CarLotz ’ financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors. Managem ent does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non - GAAP financ ial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in CarLotz ’ financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financ ial measures. In order to compensate for these limitations, management presents non - GAAP financial measures in connection with G AAP results. CarLotz is not providing a reconciliation of projected EBITDA for full years 2020 - 2023 to the most directly comparable measure prepared in accordance with GAAP because CarLotz is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predic ti ng the occurrence, the financial impact and the periods in which the adjustments may be recognized. For the same reasons, CarLotz is unable to address the probable significance of the unavailable information, which could be material to future results. You s hould review CarLotz ’ audited financial statements which will be included in the Registration Statement relating to the proposed business combination. In addition, all CarLotz historical financial information included herein is preliminary and subject to change. Additional Information About the Proposed Business Combination and Where To Find It This communication is being made in respect of the proposed merger transaction involving Acamar Partners and CarLotz. Acamar Partn ers has filed a registration statement on Form S - 4 with the Securities and Exchange Commission (the “SEC”), which includes a prelim inary proxy statement of Acamar Partners, a preliminary prospectus of Acamar Partners and a preliminary consent solicitation statement of CarLotz, and will file other documents with the SEC regar din g the proposed transaction. A definitive proxy statement/prospectus/consent solicitation statement will also be sent to the s toc kholders of Acamar Partners and CarLotz, seeking any required stockholder approval. Before making any voting or investment decision, investors and security holders of Acamar Partners and CarLotz are urged to c are fully read the entire registration statement and proxy statement/prospectus/consent solicitation statement, when they become ava ilable, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. Th e documents filed by Acamar Partners with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addi tio n, the documents filed by Acamar Partners may be obtained free of charge from Acamar Partners at www.acamarpartners.com. Alternatively, these documents, when available, can be obtained free of charg e f rom Acamar Partners upon written request to Acamar Partners Acquisition Corp., 1450 Brickell Avenue, Suite 2130, Miami, Flori da 33131, or by calling 786 - 264 - 6680. INVESTING IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. A NY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Participants in the Solicitation Acamar Partners, CarLotz and certain of their respective directors, executive officers and other members of management and employees may, under SEC ru le s, be deemed to be participants in the solicitations of proxies from Acamar Partners’ stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Acamar Partners’ stockholders in connection with the proposed business combination will be set forth in Acamar Partners’ proxy statement / prospectus when it is filed with the SEC. You can find more information about Acamar Partners’ directors and executive officers in Acamar Partners’ annual report on Form 10 - K filed with the SEC on March 27, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in Acamar Partners’ proxy statement / prospectus when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available befor e m aking any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above. No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitati on of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or s ale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of CarLotz , Acamar Partners and other companies, which are the property of their respective owners . DISCLAIMER

2 TODAY’S DISCUSSION Michael Bor Co - Founder and CEO 12 years of industry experience (Co - Head of Transportation & Logistics) John Foley Chief Operating Officer 20 years of industry experience Rob Imhof SVP of Finance & Accounting 20 years of relevant experience Juan Carlos Torres Chairman 35 years of investing experience 20 years of consumer and retail experience Luis Solorzano Chief Executive Officer 20 years of investing experience 15 years of consumer and retail experience I. BUSINESS OVERVIEW III. GROWTH STRATEGY IV. FINANCIAL SUMMARY V. TRANSACTION SUMMARY II. INVESTMENT HIGHLIGHTS

3 WE ARE EXCITED TO PARTNER WITH CARLOTZ Large, Fragmented Automotive Resale Market Rapidly Scalable Brand and Footprint Compelling Unit E conomics & Run - Rate Profitability Exceptional Management Team & Culture Opportunity to Deploy Acamar’s Capabilities $841 billion Growth - Oriented Mindset PE Heritage / Value Creation Focus Public Company Experience M&A / Inorganic Expansion Expertise 1 2 3 4 Unique / Differentiated Value Proposition

WE ARE EXCITED TO PARTNER WITH CARLOTZ

Transaction Structure	Credible Strategic & Financial Partners
• Combination of Acamar Partners with CarLotz • Existing owners rollover vast majority of ownership (will own ~60% of company) • $321 million of cash proceeds to the Company at transaction close, with zero debt[1] • Capital resources injection to fuel expected growth, including planned technology investments and nationwide hub expansion • Pro forma enterprise value of $827 million and equity value of $1.1 billion • 0.88x EV/2022 revenue multiple	KAR GLOBAL TRP Capital Partners M·D·H McLARTY DIVERSIFIED HOLDINGS

1 Assumes that all SPAC proceeds remain in trust. See page 40 for other key assumptions and additional details regarding the illustrative post-transaction equity ownership summary.

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BUSINESS OVERVIEW SECTION I:

6 CARLOTZ WAS FOUNDED TO TRANSFORM THE USED VEHICLE INDUSTRY Buy, sell, trade or consign. Online or in - person. The industry’s only consignment - to - retail sales business model: Retail Remarketing™ We get buyers and sellers the best deal, hassle - free . 25,000+ vehicles sold 8 hubs Sales in all 50 states average ~$1,000 savings for each buyer and seller

WE SIMPLIFY THE SUPPLY CHAIN AND OFFER SELLERS DIRECT ACCESS TO RETAIL

42 million used vehicles sold each year

12 million vehicles pass through wholesale auction houses

Traditional Used Car Process


Supply of
Millions of Used Vehicles
Dealer
Wholesaler
Auction House
Second Wholesaler
Dealer
Demand from
Millions of Retail Buyers

- Multiple steps
- Massive friction
- Value leakage
- Frustrating
- Expensive
- Black box

CarLotz Process


Supply of
Millions of Used Vehicles
carlotz
manages functions traditionally delivered by multiple intermediaries
Demand from
Millions of Retail Buyers

- Allows sellers direct access to retail demand
- Material $ value to buyers and sellers (~$1,000 each)
- Reputation & customer service backing of CarLotz
- 100% data-driven transparency to all participants

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CARLOTZ RETAIL REMARKETING™ PROVIDES SIGNIFICANT VALUE

CarLotz' corporate vehicle sourcing partners earn on average ~$1,000 more by Retail Remarketing™ through CarLotz than by selling at wholesale

Select Case Studies[1]

2016 Jeep Renegade

50,550 miles



Auction Value[2]	$9,984
CarLotz Retail Price[3]	$15,500
Retail Net of Fees & Expenses[4]	$13,800
Lift[5]	$3,816
Days to Sell	6 days

2014 Lexus RX 350

54,987 miles



Auction Value[2]	$19,370
CarLotz Retail Price[3]	$23,000
Retail Net of Fees & Expenses[4]	$21,048
Lift[5]	$1,728
Days to Sell	11 days

2016 Ford Escape

99,002 miles



Auction Value[2]	$8,073
CarLotz Retail Price[3]	$11,400
Retail Net of Fees & Expenses[4]	$9,775
Lift[5]	$1,702
Days to Sell	24 days

2018 Ford F-150

20,917 miles



Auction Value[2]	$34,208
CarLotz Retail Price[3]	$37,300
Retail Net of Fees & Expenses[4]	$36,091
Lift[5]	$1,883
Days to Sell	40 days

Corporate sellers often have a fiduciary duty to maximize fleet value on behalf of their clients

1 Actual representative transactions.
2 Auction Value uses Manheim Market Report average on date of sale, net of fees.
3 CarLotz Retail Price is the actual price CarLotz sold a particular vehicle for.
4 Retail Net of Fees & Expenses equals the net check remitted to Carlotz' client.
5 Lift calculated as Retail Net of Fees & Expenses less Auction Value.

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9 WE MAKE BUYING AND SELLING EASY Price Selection Customer Service Buyers Upfront & haggle free prices generally lower than competitors’ Full - spectrum of inventory Trade - in and consignment services Contactless end - to - end e - commerce capabilities Sellers Higher average proceeds than other alternatives Accepts all car models, ages and values In - house reconditioning dependability End - to - end technology to enable no hassle selling

WE HAVE THE INDUSTRY'S HIGHEST CUSTOMER SATISFACTION


Net Promoter Score (NPS)2
84
82
70
52
7
carlotz
CARVANA
SHIFT
vroom
Auto Retailers1

"...Their website was easy to navigate and the staff is very professional. I enjoy the electronic signature app and I would recommend stopping here first when shopping for a vehicle"

- September 2020

William

"Super easy, very helpful. Most of the transaction was done over the phone because I live over 3 hours away. Made everything super convenient."

- September 2020

Gaming CS

Source: Reviews from Google, cars.com and company website.
Note: NPS calculation methodology may vary by reporting source; CarLotz NPS score calculated by using buyer and seller online reviews.
1 Includes: Rush Enterprises, Lithia Motors, Avis Budget Group, Sonic Automotive, Asbury Automotive, Penske Automotive and AutoNation.
2 Sources for net promoter scores ("NPS") are as follows: Vroom from IPO Prospectus Supplement filed on 06/09/2020, Carvana from William Blair Growth Conference Presentation on 06/10/2020 and Shift from October 2020 Investor Presentation filed on 10/05/2020.

10 carlotz

11 OUR TECHNOLOGY UNLOCKS THE RETAIL MARKET FOR SELLERS Sellers receive significantly more value per vehicle in an average of 30 – 45 days to sell Continuously expanding competitive moat through higher returns, lower days - to - sell and proprietary Retail Remarketing™ technology Custom business intelligence reporting Real - time performance metrics and data analytics Price optimization 1 2 3

12 CONDITIONING REPORT TO MAKE CONSIGNMENT EASY Provides comprehensive information on each vehicle including details on condition, flaws, repairs required, repairs recommended, and photos Important information for corporate accounts who typically have not seen the vehicle and often can charge back damage costs to their clients Establishes initial condition of vehicle in the event clients or buyers question condition post - sale Informs retail or wholesale decision quickly to increase speed of sale

13 PROPRIETARY BUSINESS INTELLIGENCE & REPORTING TO ENABLE SMARTER VEHICLE TRIAGE DECISIONS Compiles all data on logistics, reconditioning & sales to enable sourcing partners to create customizable views of their fleet Back - end integration through SYNC framework, enabling use through CarLotz application and sourcing partners’ own platforms Informs sellers on which vehicles to triage to Retail Remarketing TM

COMPELLING VALUE PROPOSITION FOR SELLERS, BUYERS AND CARLOTZ

Value to seller

Seller lists cars via CarLotz

Higher average price to seller

No haggling or negotiating

Monitor your progress along the way

Value to CarLotz

CarLotz serves as a marketplace

Asset-light model

Minimal inventory held, leading to limited capital at risk

Non-competitively sourced inventory

Structurally lower CACs

Increased profits and lower risk

Increased profit by lowering costs, fast inventory turns and growing F&I profits

Value to buyer

Buyer chooses from nationwide inventory

Significant savings

Ease of shopping, financing and closing entirely online

Buying with confidence backed by CarLotz brand

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BEST-IN-CLASS UNIT ECONOMICS AND CAPITAL EFFICIENT GROWTH

	carlotz	CARVANA	vroom	SHIFT
Market Cap	–	$38 billion	$5 billion	$599 million
2020E – 2023E Projected Revenue CAGR[1]	145%	40%	65%	92%[2]
Gross Profit per Unit[3]	$1,866	$3,048	$1,738	$1,554
Customer Acquisition Cost per Unit[4]	$315	$1,176	$1,910	$1,544
Contribution Margin / Unit[5]	$1,552	$1,872	($172)	$10
Capital Invested to Date[6]	$35 million	~$2 billion	~$1 billion	~$500 million
Hub Footprint Today				

Source: Company filings, FactSet, PitchBook Note: Market data as of November 13, 2020
[1] CarLotz 2020E – 2023E CAGR based on midpoint of 2023E projections. Carvana and Vroom based on Wall Street Research. [2] Shift 2023E financial information estimated for purposes of this presentation assuming 2022-2023E revenue growth rate of 70.0% based on estimated extrapolations to achieve the Long-Term Targets provided in Shift October 2020 Investor Presentation. [3] Represents retail and F&I GPU as of YTD August 31, 2020 for CarLotz, used vehicle and other GPU as of YTD September 30, 2020 for Carvana, vehicle and product GPU as of YTD September 30, 2020 for Vroom, and adjusted GPU (ex. wholesale) for full year 2020E for Shift. [4] Represents advertising expense per retail unit as of YTD August 31, 2020 for CarLotz, advertising expense per retail unit as of YTD September 30, 2020 for Carvana, marketing expense per e-commerce unit as of YTD September 30, 2020 for Vroom, and marketing expense per e-commerce unit for full year 2020E for Shift. [5] Contribution margin per unit calculated as gross profit per unit less customer acquisition cost per unit. [6] Sourced from respective Company filings and PitchBook

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carlotz

16 UNIQUELY POSITIONED IN AN INDUSTRY OF WINNERS Asset - light business model Proprietary integrated selling technology platform Industry’s only consignment - to - sales model High trajectory growth in revenue and GPU Focused on customer and client experience Omni - channel used vehicle retailing Lowest CAC Faster growth Leading profitability Industry leading Net Promoter Score (NPS) of 84 versus Serving consumers and the very large corporate and fleet market

INVESTMENT HIGHLIGHTS SECTION II:

18 Passionate leadership team and strong corporate culture Massive, fragmented market supporting multiple disruptive players Superior unit economics and capital efficiency Strong foundation with tremendous growth opportunity Proprietary, technology - enabled sourcing and selling model THE CARLOTZ INVESTMENT OPPORTUNITY

19 Source: IDC, U.S. Census Bureau, Wall Street Broker Research, National Auto Auction Association, IHS, National Automobile Dealer’s Association 1 Edmunds 2019 Used Vehicle Market report. 2 Capgemini Cars Online. 3 Cox Automotive Car Buying Journey Report. 4 Average of e - commerce volume growth for Carvana , Shift and Vroom, including respective segments, as applicable. MASSIVE, UNDERPENETRATED MARKET SUPPORTING MULTIPLE DISRUPTIVE P LAYERS $841 Billion Fragmented Market... 1 ...With Early E - commerce Penetration 2019 U.S. Used V ehicle M arket (42 million vehicles) Other Dealer Groups 44% Top 100 US Dealer Groups 6% Peer - to - Peer Transaction 50% CarLotz ~0.02% E - commerce Penetration Across Industries 1.0% 9.0% 21.0% 27.0% 28.0% 30.0% 32.0% Auto Retail Groceries Pet Supplies Appliances Furniture Shoes Apparel 97% of vehicle purchases involve online research 2 CarLotz currently represents ~0.02% of U.S. used vehicle sales ...And Consumers Ready for Change 82% of population uses online 3 rd party site for vehicle shopping 3 ~70% 2019 - 2021 e - commerce volumes estimated CAGR 4

20 24% 25% 48% 68% 76% 75% 52% 32% Source : E - commerce listing data from company websites; Manheim, NIADA Used Car Industry Report 2019; Auto Dealer Monthly; Edmunds Mill ennial Car Shopping Report; Experian, CarStory by Vast 1 Data as of August 10, 2020. Used vehicles industry based on Manheim auction sales mix. CARLOTZ PLAYS IN THE LARGEST AND MOST PROFITABLE MARKET SEGMENTS Used Car Industry Sales by Age of Car Car Listings by Body Type 1 Proportion of Car Listings by Age of Car 25% 44% 33% 48% 36% 67% 50% 39% 43% 45% 57% 31% 20% 12% 13% 4% 3% 1% 5% 5% 10% 3% 5% 2% New Vehicles Market Used Vehicles Market Car SUV Pick-up Van 5% 28% 56% 11% 1 – 2 yrs 3 – 5 yrs 6 – 10 yrs 11+ yrs Focus for CarLotz 1 – 3 years 4+ years Focused on largest and most profitable used vehicle market segments Largest proportion of pick - ups and vans, the most profitable and fastest growing segments Most inventory representative of used vehicle market

ASSET-LIGHT SOURCING IS A UNIQUE DIFFERENTIATOR AND COMPETITIVE ADVANTAGE

90% of Inventory is Non-Competitively Sourced[1]


Competitively Sourced Inventory <10%
Other Non-competitively Sourced Inventory ~15%
Run-rate mix
Consigned Consumer Inventory ~15%
Consigned Corporate Inventory ~60%

- ✓ Long-term sourcing relationships
- ✓ Blue-chip national sellers
- ✓ High-quality inventory
- ✓ Integrated technology with supply partners
- ✓ Robust new account pipeline

Deep Pool of Sourcing Partners

AFG, ARI, LeasePlan, usbank, Leading OEM, Merchants Fleet, Advantage Rent A Car, Westlake Financial, PTR, Flex Fleet Rental, motorlease, GT Leasing, webuyanycar.com, Mike Albert Fleet Solutions

1 Inventory segmentation based on approximate inventory for January through July 2020 (less COVID-impacted months of March through May 2020).

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carlotz

22 Note: SYNC is a proprietary platform . PROPRIETARY TECHNOLOGY INTEGRATED WITH SOURCING PARTNERS Scalable ERP architecture Next - Gen B2B integration Improved client onboarding and retention Hyper - agile business analytics Real - time data handling Seamless integration across applications Real - time data evaluated across all departments Quick Start onboarding toolkit using any legacy format Complete suite of self - service customer capabilities and multi - platform user interface Fully integrated supply chain Seamless integration with all SYNC applications Low - cost, high - ROI enhancements and maintenance Making Retail Remarketing™ as easy as wholesale

23 PROPRIETARY, FULLY INTEGRATED PLATFORM FOR BUYERS Browse Cars Pricing Test Drive Financing & Warranty Checkout x Seamless experience x Breadth of selection options x Upfront & haggle free x Competitive pricing below retail x Real - time pricing comparison x National hub network x 3 - day / 500 mile vehicle exchange program x Superior financing and warranty terms x Simple online application process x Pre - approved within minutes x Online checkout and door - to - door delivery x Hub pickup

24 $1,872 $1,552 $10 NM Source: Company filings Note : All numbers in U.S. millions except for per unit figures. Negative contribution margin shown as NM. 1 All gross profit per unit and CAC metrics exclude wholesale unit sales. Carvana represents used vehicle and other GPU as of YTD September 30, 2020, CarLotz represents retail and F&I GPU as of YTD August 31, 2020 , Vroom represents vehicle and product GPU as of YTD September 30 , 2020, and Shift represents adjusted GPU ( excl. wholesale) for full year 2020E. 2 Represents advertising expense per retail unit as of YTD August 31, 2020 for CarLotz , advertising expense per retail unit as of YTD September 30, 2020 for Carvana , marketing expense per e - commerce unit as of YTD September 30, 2020 for Vroom, and marketing expense per e - commerce unit for fu ll year 2020E for Shift. 3 Contribution margin per unit calculated as gross profit per unit less customer acquisition cost per unit. SUPERIOR UNIT ECONOMICS AND CAPITAL EFFICIENCY Gross Profit Per Unit 1 Customer Acquisition Cost Per Unit 2 Contribution Margin Per Unit 3 Investment in At - Risk Inventory ($ million) <2 million $18 $206 $763 $3,048 $1,866 $1,738 $1,554 $315 $1,176 $1,544 $1,910

25 $110 $356 $945 $1,540 – $1,700 2020E 2021E 2022E 2023E Expand into new geographic markets Innovate and expand technological leadership Further penetrate existing accounts / key vehicle channels Add new corporate sourcing accounts Invest in brand and tactical marketing Increase service offerings and further optimize pricing Note: These projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future results STRONG FOUNDATION WITH TREMENDOUS GROWTH OPPORTUNITY Revenue in $ millions + $1,430 – $1,590

PASSIONATE LEADERSHIP TEAM WITH SIGNIFICANT NEW HIRES

Best-in-Class New Members of Management Team



Michael Bor
Co-Founder and CEO
12 years of industry experience
Harris Williams
(Co-Head of Transportation & Logistics)



John Foley
COO
20 years of industry experience
MileOne



Rob Imhof
SVP of Finance & Accounting
20 years of relevant experience
BRINKS
OM Owens & Minor
BLACK BOX INTELLIGENCE



Becca Polak
Chief Commercial Officer & GC
17 years of industry experience
KAR GLOBAL
TradeRev



Liz Sanders
CAO
7 years of industry experience
ENTERPRISE HOLDINGS



Tom Stoltz
CFO
25 years of industry experience
Portillo's
Fanatics
CATO
CITI TRENDS



Dan Valerian
CTO
9 years of industry experience
accenture

CMO
Offer Letter Signed, Pending Onboarding

New Hires Post Deal Announcement

Numerous additional hires with strong talent across FP&A, real estate, technology and human resources

Strong Corporate Culture

Integrity
Delivers on promises and treats everyone with respect

Transparency
Believes that buyers and sellers should see the whole chessboard and both walk away winners

Customer Service
Provides a world-class guest service experience

Fun
Love to have fun with the team and guests

Inc. 5000	Ernst & Young Entrepreneur Of The Year	Inc. 500		Inc. 500	RVA 25	MERCHANTS FLEET MANAGEMENT	40
2020	2019	2019	2018 - 2020	2018	2014 - 2020	2018 & 2016 Remarketer of the Year	2018 & 2015

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BOARD BRINGS DEPTH OF INDUSTRY AND PUBLIC MARKET EXPERIENCE



Michael Bor
Chairman of the Board

Co-Founder and CEO, CarLotz

Key Functional Skills: Leadership, Finance, Sales, Innovation



★ **Linda Abraham**
Chair of Compensation Committee

Co-Founder, comScore & Paragren Technologies

Key Functional Skills: Technology, Marketing, General Management



Steven Carrel
Board Member

Managing Director, TRP Capital Partners

Key Functional Skills: Investment, Growth, Transportation Expertise



★ **Sarah Kauss**
Member of Audit & Compensation Committees

Chairwoman, Founder & Former CEO, S'well

Key Functional Skills: Innovation, Marketing, General Management, Accounting



David Mitchell
Board Member

Managing Director, TRP Capital Partners

Key Functional Skills: Investment, Growth, Transportation Expertise



★ **Kimberly Sheehy**
Chair of Audit Committee

Former CFO, ResMan and CyrusOne

Key Functional Skills: Accounting, Finance, Public Market Experience



★ **Jim Skinner**
Member of Audit Committee

Former Vice Chairman, COO & CFO, Neiman Marcus Group

Key Functional Skills: Leadership, Growth, Strategy



★ **Luis Solorzano**
Member of Compensation Committee

CEO, Acamar Partners

Key Functional Skills: Growth, General Management, Public Market Experience

★ **Independent Member of the Board**

- ✓ **Deep knowledge of CarLotz**
- ✓ **Diversity of experience across functional areas**
- ✓ **Focus on best-in-class public company governance**
- ✓ **Over 50% of members of the Board will be independent[1]**

Note: Board candidates are subject to shareholder meeting approval. One additional board seat remaining.

1 Additional board seat is expected to be filled by an independent member as well.

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GROWTH STRATEGY SECTION III :

HIGHLY ATTRACTIVE FINANCIAL MODEL WITH STRONG PROFITABILITY

1 Backed by a robust industry backdrop and unique business model

- $841 billion TAM with 12 million used vehicles annually sold through auctions
- Starting from very low penetration of retail remarketing volumes (<0.1% today and <1% estimated by 2025)
- Scalable end-to-end supply chain and e-commerce platform has been honed over the past 9 years
- Capital-efficient business model provides robust free cash flow
- One of the market participants that is currently both run-rate profitable and cash flow breakeven prior to proposed growth investment

2 Nationwide footprint expansion based on a proven playbook

- Opening 3-4 new hubs per quarter with the first several hubs identified by experienced real estate team
- New hubs can be operational within 90 days and budgets $750K investment each (actual capex per existing hub has been much lower)
- Supply of consignment inventory to hubs ramps up rapidly starting within 30 days of opening
- New hubs are sized for growth, and have sell-through assumptions more conservative than existing hubs

3 CarLotz rapid growth trajectory is a proven path in the industry

- Scaling sales by ~$1.5bn over 3 years is comparable to (or more conservative) than leading peers
- Superior risk-adjusted returns from a fee-based model with very little capital tied up in inventory
- Multiple areas of upside not factored into the model: better sell-through velocity, F&I product expansion based on addition of basic new products and the accelerating network effects of a nationwide platform



Total Retail Vehicle Sales
+74,000 – 78,500
CAGR :138%3
6,098
19,026
49,016
80,000 – 84,500
2020E
2021E
2022E
2023E
Revenue ($ million)
+$1,430 – $1,590
CAGR: 145%3
$110
$356
$945
$1,540 – $1,700
2020E
2021E
2022E
2023E
Gross profit ($ million)2
+$188 – $238
CAGR: 164%3
$12
$43
$121
$200 - $250
2020E
2021E
2022E
2023E
Margin:
11%
12%
13%
14%

Note: These projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future results.
1 Edmunds 2019 Used Vehicle Market Report.
2 Represents total consolidated gross profit.
3 Represents 2020E – 2023E CAGR based on midpoint of 2023E projections.

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CARLOTZ REVENUE BRIDGE (2020 – 2022)



$110
2020E Sales
A
$184
Sales Volume at 2021 Hubs
B
$23
Sales Volume at Existing Hubs
C
$13
Change in Retail Selling Price
D
$25
Other (F&I, Wholesale, Misc.)
$356
2021E Sales
A
$302
Sales Volume at 2021 Hubs
$192
Sales Volume at 2022 Hubs
B
$8
Sales Volume at Existing Hubs
C
$25
Change in Retail Selling Price
D
$61
Other (F&I, Wholesale, Misc.)
$945
2022E Sales

- (A) Assumes sales of 35% of hub inventory compared to more than 50% at existing hubs each month
- (B) Existing hubs modestly grow sales as a result of expanding inventory in 2021 and beyond (Pre-COVID, existing hub inventory grew 20-30% in the first three months of 2020 compared to 2019)
- (C) Average selling price increases from $16,054 to $17,250 between 2020 and 2022, representing a 3.7% CAGR, driven by anticipated vehicle mix from current and new selling partners. The average projected selling price increase is 7% lower than the increase recorded between 2017 and 2019
- (D) Other changes include modest growth in F&I product attachment and stable wholesale sales at 15% of total revenue, as compared to the 11% of total revenue average increase recorded between 2017 and 2019

Note: These projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future results.

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31 VIRTUALLY UNLIMITED SUPPLY FROM EXISTING AND PROSPECT ACCOUNTS Source: Automotive Fleet, Bobit Fleet Group 1 As of December 31, 2019. 2 Estimated as one - fifth of fleet size annually. Company Fleet Size 1 Estimated Annual Remarketing Volume 2 486,245 97,249 257,629 51,526 240,692 48,138 212,000 42,400 130,000 26,000 95,500 19,100 55,772 11,154 29,845 5,969 22,000 4,400 20,403 4,081 6,100 1,220 Massive opportunity to penetrate 12 million vehicles passing through North American used vehicle auctions annually, of which 6 million vehicles are consigned by corporate vehicle sourcing partners Numbers in table represent fleet management companies only and exclude several major current and prospective verticals, such as: ● Banks ● Rental car companies ● Original equipment manufacturers ● Captive finance companies ● Third - party remarkete rs CarLotz ’ 2021 and 2025 projected volumes represent <0.1% and <1%, respectively, of total remarketing volume of 12 million per year Existing CarLotz Customer Representative Vertical: Fleet Management Companies

EXPANDING OUR FOOTPRINT NATIONWIDE THROUGH PROVEN HUB OPENING PLAYBOOK

CarLotz Today	CarLotz in 5 Years
~0.02% penetration of used vehicle market in 2019	***~0.15% penetration of used vehicle market***



Chicago, IL
Midlothian, VA
Richmond, VA
Chesapeake, VA
Greensboro, NC
Charlotte, NC
San Antonio, TX
Tampa, FL
CarLotz headquarters
Existing CarLotz hubs
Hub coverage[1]
Nationwide e-commerce coverage (completed sales in all 50 states)

8x growth



CarLotz headquarters
Existing CarLotz hubs
Identified new openings
Potential future locations
Coverage

First Set of New Hub Openings Already Identified by a Dedicated Real Estate Team

- **Repeatable model based on proven playbook**
- Assumes average new hub with inventory of ~390
- New hub sells 1,600 vehicles in year one (35% sell through) growing to 2,600 vehicles in year five (56% sell through)
- By comparison, existing hubs on average reported sell-through of 42% in first 6 months and 56% when mature
- Average retail price growth of 3.7% per year, driven primarily by mix (compared with 11% growth in past 12 months)

1 Typical coverage is ~300 miles from a CarLotz hub. Some corporate vehicle sourcing partnerships expand coverage to up to 1,000 miles, depending on inventory type.

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33 10 additional locations being evaluated to fill out Q3 and Q4 pipeline ON TRACK TO MEETING HUB OPENINGS FOR 2021 WA CO CA CT MA GA TX NV TN Washington Inventory Capacity: 200 - 250 Nevada Inventory Capacity: 475 - 525 California (2) Inventory Capacity: 500 - 550 Texas Inventory Capacity: 625 - 675 Georgia Inventory Capacity: 425 - 475 Tennessee Inventory Capacity: 425 - 475 Connecticut Inventory Capacity: 475 - 525 Massachusetts Inventory Capacity: 275 - 325 Colorado Inventory Capacity: 425 - 475 State LOI Target Opening WA Q1 TN Q1 CA Q1 CO Q2 NV Q2 MA Q2 CT Q2 GA Q2 TX Q3 New Hub Status Existing CarLotz hubs San Antonio, TX Chicago, IL Tampa, FL Charlotte , NC Greensboro , NC Midlothian, VA Richmond , VA Chesapeake, VA CarLotz headquarters

34 DEMONSTRATED ABILITY TO EFFICIENTLY SCALE NEW HUBS ● Attractive buyer’s market with non - competitive sites available ● On - site reconditioning ● Sign - to - open in ~120 days with $750k initial investment ● Begin sourcing talent at time of property search ● GM hired 60 days out (average 16.5 years industry experience) ● Full team hired 14 days out ● Road Warriorz team arrives 30 days pre - open and guides the hub opening ● Remote support for ~6 months ● Planned ramp, begins with owned inventory ● Disciplined transition to non - competitively sourced inventory beginning ~30 days ● High visibility on inventory given location near supply sources Real Estate People Inventory 29% 14% 34% 38% 39% 57% 45% 71% 59% 77% 71% 77% 71% 86% 66% 63% 61% 43% 55% 29% 41% 23% 29% 23% Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 San Antonio ( actual) Owned Non - Competitively Sourced <$250k 108 $750k 120 Dollars to open Days to open Dollars to open Days to open San Antonio (actual) New hubs (target) San Antonio (actual) New hubs (target) - 108 - 60 - 14 - 120 - 90 - 60 - 30 0 Hub Opening Team Hired GM Hired Lease Signed Market Identified Lease Signed Team Hired GM Hired New hubs (target) Owned Non - Competitively Sourced

35 Sales Volumes / Hub Vehicles Sold – Annualized 1 SCALABLE SELL - THROUGH ACROSS HUBS 1 All figures annualized for comparative purposes. 2 Represents LTM as of August 2020; pro forma for COVID impact in the months of March, April and May . 3 Sell - through represents monthly beginning inventory divided by monthly units sold . Predictable sales volumes ● Great online reviews ● High visibility locations ● Right inventory ● Compelling price ● Satisfied customers become brand ambassadors CarLotz ’ offering is compelling and provides peace - of - mind ● Test drives on request ● 3 - day return policy ● Integrated financing and insurance products Opening (month – year) Months 0 - 6 (Run - Rate) Months 7 - 12 (Run - Rate) Latest 8 Months 2 (Run - Rate) Average Sell - Through Across All 8 Hubs Midlothian Jun – 2011 Richmond Aug – 2012 Chesapeake Jan – 2013 Charlotte Jan – 2016 Greensboro Apr – 2016 Tampa Feb – 2018 Chicago Jul – 2018 San Antonio Dec – 2018 296 440 979 352 200 926 246 186 792 182 350 533 328 502 514 470 474 1,049 458 1,034 1,243 776 844 718 54% 51% 58% 40% 34% 63% 43% 21% 50% 35% 33% 45% 30% 40% 62% 28% 32% 53% 25% 44% 48% 42% 39% 40% 37% 37% 53% % Sell Through 3

CARLOTZ' GROWTH PLAN RELATIVE TO INDUSTRY PEERS

CarLotz Revenue (in $ millions)


+$1.4B - $1.6B
$110
$356
$945
$1,540 – $1,700
2020E
2021E
2022E
2023E

Carvana Revenue at IPO (in $ millions)


+$3.6B
$365
$859
$1,955
$3,940
2016A
2017A
2018A
2019A

Unique capital-efficient business and operating model translates into superior growth at much lower investment compared to peers, resulting in significant growth opportunities with the deployment of proceeds from proposed transaction

(in $ millions)	Pre-IPO Capital Raise[1]	Revenue Pre-IPO[2]	Revenue / Pre-IPO Capital Raise	Capital Raise in IPO[3]	3 Year Revenue Increase in Plan[4]	3 Year Revenue Increase in Plan / IPO Capital Raise
carlotz	$35	$110	3.1x	$321	$1,510	4.7x
CARVANA	$905	$365	0.4x	$211	$3,575	17.0x
vroom	$1,190	$1,333	1.1x	$432	$4,713	10.9x
SHIFT	$303	$193	0.6x	$303	$1,167	3.9x

Source: Company filings, Wall street research, Pitchbook
Note: These projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future results.
[1] Represents equity / venture funding pre-IPO. [2] Represents 2020E revenue for CarLotz, Vroom and Shift and 2016 revenue for Carvana. [3] Represents proceeds net of underwriter fees and transaction fees and assumes no redemptions. [4] Represents midpoint of revenue increase in 2023 versus 2020 for CarLotz. Represents revenue increase in 2023 versus 2020 Vroom and Shift and 2019 versus 2016 for Carvana.

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carlotz

FINANCIAL OVERVIEW SECTION IV:

POISED FOR RAPID GROWTH WITH STRONG UNIT ECONOMICS



Retail Vehicles Sold
3,412
4,077
6,435
6,098
3,993
2017A
2018A
2019A
2020E
YTD August 2020



Retail Gross Profit Per Unit[1]
$ 1,774
$ 1,602
$ 1,393
$ 2,108
$ 1,866
2017A
2018A
2019A
2020E
YTD August 2020



Contribution Margin Per Unit[2]
$ 1,417
$ 1,143
$ 802
$ 1,491
$ 1,552
2017A
2018A
2019A
2020E
YTD August 2020
$1,872 [3]
CARVANA
$10 [3]
SHIFT
($172) [3]
vroom

Source: Company filings

Note: These projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future results.

[1] Retail gross profit per unit represents retail and F&I gross profit per unit. [2] Contribution margin per unit represents retail gross profit per unit less customer acquisition cost (CAC). CAC represents advertising & promotion-related expenses per retail unit. [3] Contribution margin per unit calculated as gross profit per unit less customer acquisition cost per unit. Represents used vehicle and other GPU as of YTD June 30, 2020 for Carvana, vehicle and product GPU as of YTD June 30, 2020 for Vroom, and adjusted GPU (ex. wholesale) for full year 2020E for Shift. Represents advertising expense per retail unit as of YTD September 30, 2020 for Carvana, marketing expense per e-commerce unit as of YTD September 30, 2020 for Vroom, and marketing expense per e-commerce unit for full year 2020E for Shift.

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RECENT PERFORMANCE UPDATE

Commentary

- COVID-19 impacted inventory and sellers from March to September 2020
  - OEM plant shut-downs and repossession moratoriums limited vehicle supply
- Took prudent approach to conserve capital, limiting marketing expense and inventory purchases, and selectively turned down consignments
- Stayed true to business model, increasing profitability and sell-through while decreasing CACs, resulting in the most profitable quarters in CarLotz' history

Recent Performance Update

- CarLotz has sourced record inventory counts at the beginning of Q4, with 2,285 cars at the end of October
- Vehicle sales were 583 in October, representing a significant increase from the January through September monthly average of 488 vehicles sold

CarLotz 2020 Performance



COVID-19 Impact
Sell-Through, %[1]
Monthly Beginning Inventory
COVID-19 Sourcing Impact
COVID-19 Sales Impact
Prior Inventory Estimate As of Mid-Oct
1,800
1,700
1,061
1,251
1,314
1,280
1,068
865
819
724
682
1,598
2,172
2,200
51%
41%
31%
23%
44%
77%
79%
71%
59%
36%
Jan 1st
Feb 1st
Mar 1st
Apr 1st
May 1st
Jun 1st
Jul 1st
Aug 1st
Sep 1st
Oct 1st
Nov 1st
Dec 1st

	Q1	Q2	Q3E	Q4E
Marketing ($mm)	$0.3	$0.2	$0.4	$1.6
Retail units sold	1,453	1,376	1,569	1,700
Retail GPU	**$1,675**	**$1,936**	**$2,362**	**$2,266**
% YoY growth	*21.5%*	*18.4%*	*60.2%*	*98.1%*
Revenue ($mm)	**$25.5**	**$26.2**	**$28.3**	**$30.3**
% YoY growth	*6.0%*	*4.0%*	*7.2%*	*15.2%*
Gross profit ($mm)	**$2.4**	**$2.7**	**$3.4**	**$3.5**
% YoY growth	*40.0%*	*13.0%*	*40.7%*	*104.6%*

Note: These projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future results.
1 Sell-through represents monthly beginning inventory divided by monthly units sold.

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40 Buyer and seller experience enhancements B2B sourcing technology BI and ERP enhancements Retail and processing enhancements ERP / B2B tech productization B2B marketplace analytics KEY AREAS OF INVESTMENT AND CONTINUED BUSINESS TRANSFORMATION Core T echnology $50 million Additional Technology Investment $50 million New Hub Openings $ 21 million Other Growth Investments $ 42 million Planned 10+ hub openings on average per year through 2023, representing 40+ total locations Expansion from regional model to national model Logistics and distribution network Sourcing and marketing Consumer vehicle purchase marketing More Than $163 Million of Projected Investment in the Next 2 Years

UNIT ECONOMICS EVOLUTION

Commentary

- Key growth hubs to generate positive EBITDA within two years of operations, driven by improving GPU and higher contribution from corporate partners
- Key levers for gross profit growth:
  - ✓ Increased F&I performance on higher ASP inventories
  - ✓ Leverage omni-channel growth strategy to outperform competitors in high demand regions
  - ✓ Robust customer retention through best-in-class customer experience
- Lower customer acquisition cost and overhead from economies of scale
- Consistently raised service levels, enabling increased per vehicle economics
- Average retail sale price increase driven by favorable used vehicle mix and robust used vehicle market dynamics

Evolution of Retail Gross Profit Per Unit



2017A – 2023E Retail gross profit per unit CAGR: 7%
$ 1,774
$ 1,602
$ 1,393
$ 1,866
~$2,100
~$2,300
~$2,500
~$2,500 – $2,900
2017A
2018A
2019A
YTD August 2020
2020E
2021E
2022E
2023E

Note: These projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future results.

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FINANCIAL SUMMARY (MIDPOINTS OF GUIDANCE RANGE)

($ millions)	2017A	2018A	2019A	YTD August 2020	2020E	2021E	2022E	2023E	2020E – 2023E CAGR	LT Target[1]
Revenue	**$44**	**$58**	**$102**	**$74**	**$110**	**$356**	**$945**	**$1,540 – $1,700**	*145%*	*~90%- 105%*
% growth		*32.4%*	*75.6%*	-	*7.5%*	*223.2%*	*165.1%*	*60% – 80%*		
Gross Profit	**$6**	**$6**	**$9**	**$8**	**$12**	**$43**	**$121**	**$200 – $250**	*164%*	*~105% - 120%*
% margin	*12.6%*	*9.7%*	*8.5%*	*10.5%*	*11.1%*	*12.0%*	*12.9%*	*13% – 15%*		*~15% - 17%*
EBITDA[2]	**($2)**	**($6)**	**($11)**	**($1)**	**($3)**	**($45)**	**$10**	**$70 – $110**		
% margin	*(4.0%)*	*(9.4%)*	*(11.0%)*	*(1.5%)*	*(2.4%)*	*(12.6%)*	*1.1%*	*5% – 6%*		*~9% - 11%*
Recurring capex	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**		
% revenue	*0.5%*	*0.8%*	*0.2%*	*0.0%*	*0.4%*	*0.0%*	*0.0%*	*0.0%*		
FCF (EBITDA less recurring capex)	**($2)**	**($6)**	**($11)**	**($1)**	**($3)**	**($45)**	**$10**	**$70 – $110**		
% conversion	*NM*	*NM*	*NM*	*NM*	*NM*	*NM*	*NM*	-		
Non-recurring capex funded from Transaction proceeds[3]	**$0**	**$0**	**$0**	**$0**	**$0**	**$67**	**$55**	-		

Note: These projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future results. Non-GAAP financial measures such as EBITDA, EBITDA margin, FCF, and FCF percentage conversion are presented without due to the inherent difficulty of forecasting and quantifying certain amounts that are necessary for such reconciliation. [1] LT Target refers to 2020E-2025E period. [2] Includes add back of management fees expenses in 2017 – YTD 2020. [3] 2021E and 2022E capital expenditures include a total of $56 million and $44 million of technology capital expenditures, respectively.

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TRANSACTION SUMMARY SECTION V:

TRANSACTION OVERVIEW

Transaction Overview

- Pro forma enterprise value of $827 million, 0.88x 2022E revenue and 6.8x 2022E gross profit
- Total proceeds of $436 million, including $311 million[1] of expected cash-in-trust and $125 million of PIPE proceeds
- $321 million of net cash to CarLotz' balance sheet to fund future growth, $37 million to redeem preferred stock (liquidation preference) and $33 million pro-rata distribution to CarLotz existing stockholders, who are rolling over ~95% of their existing equity into the transaction
- Acamar Partners has agreed to defer 50% of its promote into a 5 year earn-out[2]
- CarLotz existing stockholders will also receive a 5 year earn-out on ~6.5% (7.5 million shares) of the pro forma equity[2]
- Expected to close in Q4 2020

Pro forma Valuation

Total shares outstanding[4] *(in millions)*	114.8
Price per share	$10.00
Equity value *(in millions)*	**$1,148**
Less: net cash *(in millions)*	(321)
Total enterprise value *(in millions)*	**$827**
TEV / 2022E revenue	**0.88x**

Cash Sources and Uses ($ millions)

Sources of Cash		Uses of Cash	
SPAC cash-in-trust[1]	$311	Cash to balance sheet	$321
PIPE investors	$125	Preferred stock liquidation preference[3]	$37
		Cash to existing stockholders	$33
		Transaction expenses	$45
Total sources of cash	**$436**	**Total uses of cash**	**$436**

Pro Forma Illustrative Ownership Breakdown[4]


PIPE Investors
11%
Acamar Sponsor
3%
Acamar SPAC Stockholders
27%
Existing CarLotz Stockholders
59%

Note: Presentation on this page represents current expectations relating to transaction structure and is subject to further discussion and negotiation of definitive documentation in its entirety
[1] Estimated Acamar Partners cash-in-trust at closing. Assumes no Acamar Partners stockholder exercises its redemption rights. This amount will be reduced by the amount of cash used to satisfy any redemptions. [2] 50% of Acamar Partners' deferred shares subject to lock-up until CarLotz' share price trades above $12.50, and the remaining 50% until it trades above $15.00, in each case for 20 out of any 30 consecutive trading days following the merger. CarLotz' existing stockholders to receive an earn-out of 7.5 million shares, on the same terms as Acamar Partners' deferred shares. [3] Preferred stock liquidity preference is the redemption of TRP Capital Partners instrument and secondary common paid out pro rata to all common shareholders to redeem 4.6% of positions (95.4% rollover). [4] Excludes the impact of any deferred shares, earn-out shares and warrants.

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45 GROWTH AND PROFITABILITY BENCHMARKING 2020E - 2023E Revenue CAGR (%) 2 2020E - 2023E Gross Profit CAGR (%) 2 Sources: Company filings, Wall Street Research, FactSet Note : These projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future res ult s. Metrics that are considered non - GAAP financial measures such as EBITDA margin are presented on a non - GAAP basis without reconciliations of such forward - looking non - GAAP measures due to the inherent difficulty in forecasting and quanti fying certain amounts that are necessary for such reconciliation. Market data as of November 13, 2020. 1 Shift 2020A - 2023E financial information per Shift October 2020 Investor Presentation. Shift 2023E financial information estimated for purposes of this presentation assuming 2022 - 2023E revenue growth rate of 70.0% and 2023E gross profit margin of 14.0%. 2 CarLotz figures based on midpoint of 2023E projections . 2023E Gross Profit Margin (%) 2 2023E EBITDA Margin (%) 2 1 1 1 1 145.0% 91.7% 65.1% 40.1% Mean: 65.6% 164.3% 132.2% 100.9% 46.8% Mean: 93.3% 13.9% 16.0% 14.0% 10.8% Mean: 13.6% 5.6% 4.1% 2.5% 0.8% Mean: 2.7%